PIMCO Funds

Supplement dated September 2, 2009 to the

Bond Funds Class A, B, C and R Prospectus, dated July 31, 2009

This supplement supersedes and replaces in its entirety the supplement dated August 28, 2009 to the same prospectus.

Disclosure Related to the California Short Duration Municipal Income Fund

Effective immediately, the tables entitled “Annual Fund Operating Expenses” and “Examples” and related numerical examples under the heading “Fees and Expenses of the Fund” in the Fund Summaries section of the Prospectus relating to the PIMCO California Short Duration Municipal Income Fund are replaced in their entirety with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.55
Total Annual Fund Operating Expenses	0.75	1.05

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples. The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$300	$459	$633	$1,134	$300	$459	$633	$1,134
Class C	207	334	579	1,283	107	334	579	1,283

Effective immediately, the table relating to Class C shares in the section entitled “Classes of Shares—Class A, B, C and R Shares—Distribution and Servicing (12b-1) Plans” is replaced in its entirety with the following:

Class C
California Short Duration Municipal Income Fund	0.25%	0.30%
Floating Income Fund	0.25%	0.30%
Government Money Market Fund	0.10%	0.00%
Money Market Fund	0.10%	0.00%
Municipal Bond Fund	0.25%	0.50%
MuniGO Fund	0.25%	0.50%
Short Duration Municipal Income Fund	0.25%	0.30%
Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.75%

Disclosure Related to the Global Advantage Strategy Bond Fund

Effective immediately, the table entitled “Annual Fund Operating Expenses” under the heading “Fees and Expenses of the Fund” in the Fund Summaries section of the Prospectus relating to the PIMCO Global Advantage Strategy Bond Fund is replaced in its entirety with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Total Annual Fund Operating Expenses	1.10	1.85	1.35

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Disclosure Related to the Government Money Market Fund

Effective immediately, the table entitled “Annual Fund Operating Expenses” under the heading “Fees and Expenses of the Fund” in the Fund Summaries section of the Prospectus relating to the PIMCO Government Money Market Fund is replaced in its entirety with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10	0.10	0.25
Total Annual Fund Operating Expenses(2)	0.43	0.43	0.43

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not reflected in these tables.

Investors Should Retain This Supplement For Future Reference